EXHIBIT 99.2

SUSQUEHANNA COMMUNITY FINANCIAL, INC.

WEST MILTON, PENNSYLVANIA

SEPTEMBER 30, 2025

SUSQUEHANNA COMMUNITY FINANCIAL, INC.

CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

SEPTEMBER 30, 2025

Page

Number

Financial Statements

Consolidated Balance Sheet - September 30, 2025 (unaudited) and December 31, 20243

Consolidated Statement of Operations (unaudited)4

Consolidated Statement of Comprehensive Income (unaudited)5

Consolidated Statement of Changes in Stockholders’ Equity (unaudited)6

Consolidated Statement of Cash Flows (unaudited)7

Notes to the Unaudited Consolidated Financial Statements8–25

SUSQUEHANNA COMMUNITY FINANCIAL, INC.

CONSOLIDATED BALANCE SHEET (UNAUDITED)

	September 30,	December 31,
(In Thousands, Except Share and Per Share Data)	2025	2024
ASSETS
Cash and due from banks	$6,080	$5,549
Available-for-sale debt securities, at fair value	148,243	155,058
Marketable equity securities, at fair value	37	915
Restricted investment in bank stocks, at cost	7,275	6,210
Loans, net of allowance for credit losses of $3,208 and $3,437	396,851	389,126
Bank premises and equipment, net	10,163	10,582
Other real estate owned	50	0
Accrued interest receivable	3,028	2,742
Cash surrender value of life insurance	7,953	7,815
Other assets	7,702	9,696
TOTAL ASSETS	$587,382	$587,693

LIABILITIES
Interest-bearing deposits	$470,677	$460,373
Noninterest-bearing deposits	30,360	27,624
Total Deposits	501,037	487,997
Other borrowings	45,800	62,200
Dividends payable	0	682
Accrued interest payable	1,537	1,035
Other liabilities	2,621	2,404
TOTAL LIABILITIES	550,995	554,318

STOCKHOLDERS' EQUITY
Common stock, par value $1.00 per share; authorized 5,000,000 shares;
3,375,000 shares issued and 2,841,314 shares outstanding at September 30, 2025 and December 31, 2024	3,375	3,375
Additional paid-in capital	455	455
Retained earnings	53,110	55,234
Accumulated other comprehensive loss	(13,672)	(18,808)
Treasury stock, at cost; 533,686 shares at September 30, 2025 and December 31, 2024	(6,881)	(6,881)
TOTAL STOCKHOLDERS' EQUITY	36,387	33,375
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$587,382	$587,693

See Notes to Unaudited Consolidated Financial Statements

SUSQUEHANNA COMMUNITY FINANCIAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Nine Months Ended
	September 30,
(In Thousands, Except Per Share Data)	2025	2024
INTEREST INCOME:
Interest and fees on loans	$18,337	$16,526
Income from available-for-sale debt securities:
Taxable	2,164	2,939
Tax-exempt	1,251	1,396
Dividends on marketable equity securities	35	46
Interest on deposits with other banks	65	59
Total interest and dividend income	21,852	20,966
INTEREST EXPENSE:
Interest on deposits	7,641	7,976
Interest on other borrowings	1,831	2,730
Total interest expense	9,472	10,706
Net interest income	12,380	10,260
Provision for credit loss expenses- Loans	1,954	94
Net interest income after credit loss expense	10,426	10,166
OTHER INCOME:
Service charges on deposit accounts	364	364
Realized losses on available-for-sale debt securities, net	(142)	0
Gains on marketable equity securities, net	30	86
Loss on interest rate swap	(205)	0
Realized gains on loans sales, net	257	248
Bank card and credit card interchange fees	437	441
Brokerage fees and commissions	222	309
Increase in cash surrender value of life insurance	138	135
Other operating income	967	714
Total other income	2,068	2,297
OTHER EXPENSES:
Salaries and employee benefits	6,155	6,401
Occupancy expense	616	532
Furniture and equipment expense	847	958
Automated teller machine expense	270	257
Data processing expenses	1,274	900
Pennsylvania corporate and shares taxes	276	198
Merger-related expenses	1,460	0
Other operating expenses	1,955	1,505
Total other expenses	12,853	10,751
(Loss) Income before income tax provision	(359)	1,712
(Credit) Provision for income taxes	(281)	57
NET (LOSS) INCOME	$(78)	$1,655
(LOSS) EARNINGS PER COMMON SHARE - BASIC AND DILUTED	$(0.03)	$0.58

See Notes to Unaudited Consolidated Financial Statements

SUSQUEHANNA COMMUNITY FINANCIAL, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED)

	Nine Months Ended
	September 30,	September 30,
(In Thousands)	2025	2024
Net (loss) income	$(78)	$1,655

Unrealized gains on available-for-sale debt securities:

Unrealized holding gains on available-for-sale debt securities	6,359	4,091
Reclassification adjustment for losses realized in earnings (a)	142	0
Other comprehensive gain on available-for-sale debt securities	6,501	4,091

Taxes	(1,365)	(859)

Net other comprehensive income	5,136	3,232

Total comprehensive income	$5,058	$4,887

(a)	Realized losses on available-for-sale debt securities are included in the Consolidated Statements of Operations as a separate element of Other Income.

See Notes to Unaudited Consolidated Financial Statements

SUSQUEHANNA COMMUNITY FINANCIAL, INC.

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (UNAUDITED)

				Accumulated
		Additional		Other
Nine Months Ended	Common	Paid-in	Retained	Comprehensive	Treasury
September 30, 2025	Stock	Capital	Earnings	Loss	Stock	Total
Balance, December 31, 2024	$3,375	$455	$55,234	$(18,808)	$(6,881)	$33,375
Net loss			(78)			(78)
Other comprehensive income				5,136		5,136
Dividends declared, $0.72 per share			(2,046)			(2,046)
Balance, September 30, 2025	$3,375	$455	$53,110	$(13,672)	$(6,881)	$36,387

Nine Months Ended September 30, 2024
Balance, December 31, 2023	$3,375	$455	$55,612	$(17,119)	$(6,881)	$35,442
Net income			1,655			1,655
Other comprehensive income				3,232		3,232
Dividends declared, $0.72 per share			(2,045)			(2,045)
Balance, September 30, 2024	$3,375	$455	$55,222	$(13,887)	$(6,881)	$38,284

See Notes to Unaudited Consolidated Financial Statements

SUSQUEHANNA COMMUNITY FINANCIAL, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

	Nine Months Ended
	September 30,	September 30,
(In Thousands)	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(78)	$1,655
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Provision for depreciation	510	592
Provision for credit losses	1,954	94
Increase in cash surrender value of life insurance	(138)	(135)
Gain on bank-owned life insurance benefits	0	(59)
Amortization and accretion of available-for-sale debt securities, net	181	217
Realized losses on available-for-sale debt securities	142	0
Gains on marketable equity securities, net	(30)	(86)
Gain on sales of loans, net	(257)	(248)
Origination of loans for sale	(7,820)	(9,270)
Proceeds from sales of loans	7,151	8,809
Change in:
Accrued interest receivable	(286)	108
Other assets	629	900
Accrued interest payable	502	551
Other liabilities	217	116
Net Cash Provided by Operating Activities	2,677	3,244
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from maturities of available-for-sale debt securities	9,079	9,236
Proceeds from sales of available-for-sale debt securities	3,914	0
Proceeds from sales of equity securities	908	133
Proceeds from bank-owned life insurance	0	1,576
Purchase of restricted investment in bank stocks	(4,826)	(1,895)
Redemption of restricted investment in bank stocks	3,761	1,507
Net increase in loans	(8,803)	(19,227)
Acquisition of bank premises and equipment	(91)	(426)
Net Cash Provided by (Used in) Investing Activities	3,942	(9,096)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in deposits	13,040	(2,341)
Net (decrease) increase in Federal Home Loan Bank line-of-credit	(14,400)	9,500
Net (decrease) increase in Atlantic Community Bankers Bank line-of-credit	(2,000)	1,300
Dividends paid	(2,728)	(2,045)
Net Cash (Used for) Provided by Financing Activities	(6,088)	6,414
NET INCREASE IN CASH AND CASH EQUIVALENTS	531	562
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	5,549	6,058
CASH AND CASH EQUIVALENTS, END OF PERIOD	$6,080	$6,620
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Foreclosure of real estate loan	$50	$0
Interest paid	$8,970	$10,155
Income taxes paid	$275	$25

See Notes to Unaudited Consolidated Financial Statements

SUSQUEHANNA FINANCIAL COMMUNITY, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation and Basis of Financial Statement Presentation

The consolidated financial statements include the accounts of Susquehanna Community Financial, Inc., and its wholly-owned subsidiaries, Susquehanna Community Bank (“Bank”) and Susquehanna Financial Investment Corporation (collectively, the “Corporation”).  All significant intercompany balances and transactions have been eliminated.

Accounting principles generally accepted in the United States of America (“GAAP”) require a corporation’s consolidated financial statements to include subsidiaries in which the corporation has a controlling financial interest.  This requirement usually has been applied to subsidiaries in which a corporation has a majority voting interest.

Investments in companies in which the Corporation controls operating and financing decisions (principally defined as owning a voting or economic interest greater than 50%) are consolidated.  Investments in companies in which the Corporation has significant influence over operating and financing decisions (principally defined as owning a voting or economic interest of 20% to 50%) are generally accounted for by the equity method of accounting.

The unaudited Interim Consolidated Financial Statements have been prepared in accordance with GAAP for interim financial information.  The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated balance sheet and reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.  In the opinion of management, the interim statements reflect all adjustments necessary for a fair presentation of the financial position, results of operations and cash flows of the Corporation. All such adjustments are of a normal recurring nature. Certain information and footnote disclosure normally included in the financial statements prepared in accordance with GAAP and industry practice have been omitted from interim reporting pursuant to SEC rules.  These Interim Consolidated Financial Statements and the accompanying notes should be read in conjunction with the Corporation’s audited consolidated financial statements for the years ended December 31, 2024 and 2023.

Significant Accounting Policies

The significant accounting policies followed by the Corporation and used in the preparation of these unaudited Interim Consolidated Financial Statements are disclosed in the Corporation’s annual report for the year ended December 31, 2024 and are unchanged at September 30, 2025.  These policies are in accordance with principles generally accepted in the United States of America and conform to common practices in the banking industry.

2. SECURITIES

Debt Securities

The amortized cost and fair value of available-for-sale debt securities at September 30, 2025 and December 31, 2024 are as follows:

(In Thousands)	September 30, 2025
		Gross	Gross
		Unrealized	Unrealized
	Amortized	Holding	Holding	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value
Obligations of the U.S. Treasury	$2,098	$0	$(139)	$0	$1,959
Obligations of U.S. Government agencies	30,541	0	(3,322)	0	27,219
Mortgage-backed securities	63,409	7	(8,202)	0	55,214
Obligations of states and political subdivisions	66,300	9	(5,582)	0	60,727
Corporate debt securities	3,201	7	(84)	0	3,124
Total available-for-sale debt securities	$165,549	$23	$(17,329)	$0	$148,243

(In Thousands)	December 31, 2024
		Gross	Gross
		Unrealized	Unrealized
	Amortized	Holding	Holding	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value
Obligations of the U.S. Treasury	$2,123	$0	$(221)	$0	$1,902
Obligations of U.S. Government agencies	33,447	0	(4,737)	0	28,710
Mortgage-backed securities	68,922	0	(11,357)	0	57,565
Obligations of states and political subdivisions	68,157	0	(7,308)	0	60,849
Corporate debt securities	6,216	4	(188)	0	6,032
Total available-for-sale debt securities	$178,865	$4	$(23,811)	$0	$155,058

At September 30, 2025 and December 31, 2024, investment securities  with a carrying value of $95,143,000 and $97,638,000, respectively, were pledged to secure certain deposits and for other purposes as required law.

The amortized cost and fair value of available-for-sale securities by contractual maturity are shown below (in thousands).  Excepted maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because mortgage-backed securities are not due at a single maturity date, they are not included in the maturity categories in the following maturity summary:

(In Thousands)	September 30, 2025
	Amortized	Fair
	Cost	Value
Due in one year or less	$0	$0
Due from one year through five years	16,862	15,893
Due from five years through ten years	32,591	28,858
Due after ten years	52,687	48,278
Sub-total	102,140	93,029
Mortgage-backed securities	63,409	55,214
Total	$165,549	$148,243

There is no concentration of investments that exceed 10 precent of shareholders’ equity of any individual issuer, excluding those guaranteed by the U.S government or its agencies.

Gross realized gains and gross realized losses on sales of available-for-sale debt securities for the nine months ended September 30, 2025 and 2024, were as follows:

(In Thousands)	Nine Months Ended
	September 30,	September 30,
	2025	2024
Gross realized gains from sales	$0	$0
Gross realized losses from sales	142	0
Proceeds from sales	3,914	0

Equity Securities

A summary of realized and unrealized gains and (losses) on equity securities for the nine months ended September 30, 2025 and 2024, were as follows:

(In Thousands)	September 30,	September 30,
	2025	2024
Net unrealized (losses) gains recognized during the reporting period on equity securities still held at the reporting date	$(13)	$82

Net realized gains recognized during the period on equity securities sold during the period	43	4

Gains recognized during the reporting period on equity securities	$30	$86

The following tables present gross unrealized losses and fair value of available-for-sale debt securities with unrealized losses, for which no allowance for credit losses has been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at September 30, 2025 and December 31, 2024:

September 30, 2025	Less Than 12 Months		12 Months or More		Total
(In Thousands)	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Obligations of the U.S. Treasury	$0	$0	$1,959	$139	$1,959	$139
Obligations of U.S. Government agencies	0	0	27,219	3,322	27,219	3,322
Mortgage-backed securities	0	0	54,105	8,202	54,105	8,202
Obligations of states and political subdivisions	2,464	35	56,418	5,547	58,882	5,582
Corporate debt securities	0	0	2,129	84	2,129	84
Total	$2,464	$35	$141,830	$17,294	$144,294	$17,329

December 31, 2024	Less Than 12 Months		12 Months or More		Total
(In Thousands)	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
Obligations of the U.S. Treasury	$0	$0	$1,902	$221	$1,902	$221
Obligations of U.S. Government agencies	0	0	28,710	4,737	28,710	4,737
Mortgage-backed securities	1,088	26	56,477	11,331	57,565	11,357
Obligations of states and political subdivisions	5,255	163	55,594	7,145	60,849	7,308
Corporate debt securities	0	0	5,527	188	5,527	188
Total	$6,343	$189	$148,210	$23,622	$154,553	$23,811

Obligations of U.S. Treasury

Obligations of U.S. Treasuries consist of medium and long-term notes issued by the U.S. Treasury.  These securities have interest rates that are largely fixed-rate, have varying mid- to long-term maturity dates and have contractual cash flows guaranteed by the U.S. Government.

At September 30, 2025, one U.S. Treasury security had an unrealized loss, and this security was in a continuous loss position for twelve months or more.  This unrealized loss relates principally to changes in interest rates subsequent to the acquisition of this specific security.

Obligations of U.S. Government Agencies

Obligations of U.S. government agencies consist of medium and long-term notes issued by Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), and Federal Home Loan Bank (FHLB).  These securities have interest rates that are largely fixed-rate, have varying mid- to long-term maturity dates and have contractual cash flows guaranteed by the U.S. Government or agencies of the U.S. Government.

At September 30, 2025, twenty-four U.S. government agency and sponsored agency securities had unrealized losses, and these securities had been in a continuous loss position for twelve months or more.  These unrealized losses relate principally to changes in interest rates subsequent to the acquisition of the specific securities.

Mortgage-Backed Securities

Mortgage-backed securities consist of medium and long-term pools of securitized residential mortgages issued by FHLMC, FNMA, and Government National Mortgage Association (GNMA).  These securities have interest rates that are largely fixed-rate, have varying mid- to long-term maturity dates and have contractual cash flows guaranteed by the U.S. Government or agencies of the U.S. Government.

At September 30, 2025, forty-seven mortgage-backed securities had unrealized losses, and these securities had been in a continuous loss position for twelve months or more.  These unrealized losses relate principally to changes in interest rates subsequent to the acquisition of the specific securities.

Obligations of State and Political Subdivisions

The municipal securities are bank qualified general obligation or revenue-based bonds; rated as investment grade by various credit rating agencies and have fixed rates of interest with mid- to long-term maturities.  Fair values of these securities are highly driven by interest rates.  Management performs ongoing credit quality reviews on these issues.

At September 30, 2025, one hundred forty-four state and political subdivision securities had unrealized losses, and one hundred thirty-nine of the securities had been in a continuous loss position for twelve months or more.  These unrealized losses relate principally to changes in interest rates subsequent to the acquisition of the specific securities.

Corporate Debt Securities

Corporate debt securities consist of debt securities issued by U.S. corporations. These securities have interest rates that are largely fixed-rate and have short- and medium-term maturity dates.  The majority of the corporate issuers are rated investment grade by crediting rating agencies and those issuers that are rated below investment grade have received some type of government support to bolster their creditworthiness.  Management performs ongoing credit quality reviews on these issues.

At September 30, 2025, six corporate debt securities had unrealized losses, and these securities had been in a continuous loss position for twelve months or more.  These unrealized losses relate principally to changes in interest rates subsequent to the acquisition of the specific securities.

The Corporation recognized no credit losses during 2025 and 2024.

3. LOANS AND ALLOWANCE FOR CREDIT LOSSES

The composition of the Corporation’s loan portfolio at September 30, 2025 and December 31, 2024  is as follows:

	September 30,	December 31,
	2025	2024
Commercial real estate	$130,680	$130,877
Commercial real estate - construction	21,854	13,415
Commercial and industrial	20,690	22,400
Acquisition, construction & development	215	215
Agricultural	46,622	48,623
Residential mortgage	133,977	128,407
Home equity	33,585	35,193
Consumer - other	4,605	5,845
Obligation of state & political subdivisions	7,831	7,588
Total	400,059	392,563
Less: allowance for credit losses on loans	(3,208)	(3,437)
Loans, net	$396,851	$389,126

The following tables summarize the activity in the allowance for credit losses by loan class for the nine months ended September 30, 2025 and 2024 and information in regards to the allowance of credit losses and the recorded investment in loans receivable by loan class of September 30, 2025 and 2024 (in thousands):

						Ending	Ending
						Balance:	Balance:
Allowance for Credit Losses	Beginning			Provision	Ending	Individually	Collectively
Nine Months Ended September 30, 2025	Balance	Charge-offs	Recoveries	(Reduction)	Balance	Evaluated	Evaluated
Commercial real estate	$2,610	$0	$0	$(54)	$2,556	$0	$2,556
Commercial real estate construction	0	(2,100)	0	2,100	0	0	0
Commercial and industrial	117	(27)	0	(30)	60	0	60
Acquisition, construction & development	215	0	0	0	215	215	0
Agricultural	150	0	0	(38)	112	0	112
Residential mortgage	83	0	0	1	84	17	67
Home equity	14	0	0	(6)	8	0	8
Consumer - Other	157	(73)	17	(15)	86	35	51
Obligations of state & political subdivisions	0	0	0	0	0	0	0
Unallocated	91	0	0	(4)	87	0	87
Totals	$3,437	$(2,200)	$17	$1,954	$3,208	$267	$2,941

		Ending Balance:	Ending Balance:
	Ending	Individually	Collectively
September 30, 2025	Balance	Evaluated	Evaluated
Commercial real estate	$130,680	$507	$130,173
Commercial real estate construction	21,854	400	21,454
Commercial and industrial	20,690	30	20,660
Acquisition, construction & development	215	215	0
Agricultural	46,622	519	46,103
Residential mortgage	133,977	454	133,523
Home equity	33,585	195	33,390
Consumer - Other	4,605	146	4,459
Obligations of state & political subdivisions	7,831	0	7,831
Total	$400,059	$2,466	$397,593

As reflected in the table above, in the nine-month period ended September 30, 2025, the Corporation recorded a partial charge-off of $2,100,000 on a commercial construction loan. At September 30, 2025, the amortized cost balance of this loan, net of the partial charge-off was $400,000. This loan was in nonaccrual status at September 30, 2025.

						Ending	Ending
						Balance:	Balance:
Allowance for Credit Losses	Beginning			Provision	Ending	Individually	Collectively
Nine Months Ended September 30, 2024	Balance	Charge-offs	Recoveries	(Reduction)	Balance	Evaluated	Evaluated
Commercial real estate	$2,518	$0	$0	$203	$2,721	$0	$2,721
Commercial real estate construction	0	0	0	0	0	0	0
Commercial and industrial	89	0	0	15	104	31	73
Acquisition, construction & development	215	0	0	0	215	215	0
Agricultural	151	0	0	(4)	147	0	147
Residential mortgage	70	0	0	10	80	0	80
Home equity	94	0	0	(80)	14	1	13
Consumer - Other	131	(35)	4	(50)	50	49	1
Obligations of state & political subdivisions	0	0	0	0	0	0	0
Unallocated	0	0	0	0	0	0	0
Totals	$3,268	$(35)	$4	$94	$3,331	$296	$3,035

		Ending Balance:	Ending Balance:
	Ending	Individually	Collectively
September 30, 2024	Balance	Evaluated	Evaluated
Commercial real estate	$128,645	$0	$128,645
Commercial real estate construction	13,582	0	13,582
Commercial and industrial	24,036	129	23,907
Acquisition, construction & development	215	215	0
Agricultural	47,545	867	46,678
Residential mortgage	123,978	94	123,884
Home equity	35,329	239	35,090
Consumer - Other	5,777	209	5,568
Obligations of state & political subdivisions	8,457	0	8,457
Total	$387,564	$1,753	$385,811

3. LOANS AND ALLOWANCE FOR CREDIT LOSSES (continued)

Collateral-Dependent Loans

The following tables presents the amortized cost basis of collateral-dependent loans (in thousands) as of September 30, 2025 and December 31, 2024. Changes in the fair value of the collateral for individually evaluated loans as reported a provision for credit losses or a reversal of provision for credit losses in the period of change.

	Type of Collateral
September 30, 2025	Business Assets	Real Estate
Commercial real estate	$0	$507
Commercial real estate construction	0	400
Commercial and industrial	30	0
Acquisition, construction & development	0	0
Agricultural	0	519
Residential mortgage	0	453
Home equity	0	196
Consumer - Other	0	0
Obligations of state & political subdivisions	0	0
Total	$30	$2,075

	Type of Collateral
December 31, 2024	Business Assets	Real Estate
Commercial real estate	$0	$0
Commercial real estate construction	0	0
Commercial and industrial	115	0
Acquisition, construction & development	0	0
Agricultural	0	867
Residential mortgage	0	90
Home equity	0	273
Consumer - Other	0	0
Obligations of state & political subdivisions	0	0
Total	$115	$1,230

3. LOANS AND ALLOWANCE FOR CREDIT LOSSES (continued)

Credit Quality Indicators

Based on the most recent analysis performed, the following table presents recorded investment in homogenous loans by internal risk rating system as of September 30, 2025 (in thousands):

						Revolving Loans
						Amortized
	2025	2024	2023	2022	Prior	Cost Basis	Total
Commercial real estate
Pass	$14,379	$21,999	$35,724	$14,963	$34,922	$3,294	$125,281
Special Mention	0	0	2,437	396	0	578	3,411
Substandard	0	0	369	520	901	198	1,988
Total	$14,379	$21,999	$38,530	$15,879	$35,823	$4,070	$130,680
Current Period gross charge-off	$0	$0	$0	$0	$0	$0	$0
Commercial real estate - construction
Pass	$5,145	$4,822	$229	$24	$821	$10,413	$21,454
Special Mention	0	0	0	0	0	0	0
Substandard	0	0	0	400	0	0	400
Total	$5,145	$4,822	$229	$424	$821	$10,413	$21,854
Current Period gross charge-off	$0	$0	$0	$2,100	$0	$0	$2,100
Commercial and industrial
Pass	$3,338	$3,121	$1,748	$959	$8,055	$1,725	$18,946
Special Mention	0	0	0	44	0	1,377	1,421
Substandard	0	0	0	0	112	211	323
Total	$3,338	$3,121	$1,748	$1,003	$8,167	$3,313	$20,690
Current Period gross charge-off	$0	$0	$0	$0	$0	$27	$27
Acquisition, construction & development
Pass	$0	$0	$0	$0	$0	$0	$0
Special Mention	0	0	0	0	0	0	0
Substandard	0	0	0	0	215	0	215
Total	$0	$0	$0	$0	$215	$0	$215
Current Period gross charge-off	$0	$0	$0	$0	$0	$0	$0
Agricultural
Pass	$3,976	$3,381	$2,730	$2,988	$27,413	$1,575	$42,063
Special Mention	0	435	0	0	2,194	24	2,653
Substandard	0	0	0	0	1,906	0	1,906
Total	$3,976	$3,816	$2,730	$2,988	$31,513	$1,599	$46,622
Current Period gross charge-off	$0	$0	$0	$0	$0	$0	$0
Residential Mortgage
Pass	$15,996	$18,613	$28,618	$26,860	$41,351	$0	$131,438
Special Mention	0	0	0	0	277	0	277
Substandard	0	0	226	0	2,036	0	2,262
Total	$15,996	$18,613	$28,844	$26,860	$43,664	$0	$133,977
Current Period gross charge-off	$0	$0	$0	$0	$0	$0	$0
Home equity
Pass	$552	$878	$1,048	$74	$64	$30,774	$33,390
Special Mention	0	0	0	0	0	0	0
Substandard	0	0	0	0	0	195	195
Total	$552	$878	$1,048	$74	$64	$30,969	$33,585
Current Period gross charge-off	$0	$0	$0	$0	$0	$0	$0

3. LOANS AND ALLOWANCE FOR CREDIT LOSSES (continued)

						Amortized
	2025	2024	2023	2022	Prior	Cost Basis	Total
Consumer - Other
Pass	$54	$90	$119	$99	$1,857	$2,240	$4,459
Special Mention	0	0	0	0	0	0	0
Substandard	0	2	6	0	124	14	146
Total	$54	$92	$125	$99	$1,981	$2,254	$4,605
Current Period gross charge-off	$0	$0	$10	$5	$49	$9	$73
Obligations of state & political subdivisions
Pass	$899	$0	$0	$0	$6,932	$0	$7,831
Special Mention	0	0	0	0	0	0	0
Substandard	0	0	0	0	0	0	0
Total	$899	$0	$0	$0	$6,932	$0	$7,831
Current Period gross charge-off	$0	$0	$0	$0	$0	$0	$0
Totals	$44,339	$53,341	$73,254	$47,327	$129,180	$52,618	$400,059
Current period gross charge-off totals	$0	$0	$10	$2,105	$49	$36	$2,200

3. LOANS AND ALLOWANCE FOR CREDIT LOSSES (continued)

Credit Quality Indicators

Based on the most recent analysis performed, the following table presents recorded investment in homogenous loans by internal risk rating system as of December 31, 2024 (in thousands):

						Revolving Loans
						Amortized
	2024	2023	2022	2021	Prior	Cost Basis	Total
Commercial real estate
Pass	$22,491	$34,602	$16,296	$16,258	$32,393	$3,527	$125,567
Special Mention	0	2,492	0	0	0	1,680	4,172
Substandard	0	0	0	457	520	161	1,138
Total	$22,491	$37,094	$16,296	$16,715	$32,913	$5,368	$130,877
Current Period gross charge-off	$0	$0	$0	$0	$0	$0	$0
Commercial real estate - construction
Pass	$4,438	$235	$204	$280	$1,186	$7,072	$13,415
Special Mention	0	0	0	0	0	0	0
Substandard	0	0	0	0	0	0	0
Total	$4,438	$235	$204	$280	$1,186	$7,072	$13,415
Current Period gross charge-off	$0	$0	$0	$0	$0	$0	$0
Commercial and industrial
Pass	$4,113	$2,690	$1,883	$7,497	$2,194	$1,537	$19,914
Special Mention	0	0	19	0	0	2,050	2,069
Substandard	0	0	34	146	0	237	417
Total	$4,113	$2,690	$1,936	$7,643	$2,194	$3,824	$22,400
Current Period gross charge-off	$0	$0	$0	$0	$0	$0	$0
Acquisition, construction & development
Pass	$0	$0	$0	$0	$0	$0	$0
Special Mention	0	0	0	0	0	0	0
Substandard	0	0	0	0	215	0	215
Total	$0	$0	$0	$0	$215	$0	$215
Current Period gross charge-off	$0	$0	$0	$0	$0	$0	$0
Agricultural
Pass	$3,570	$3,140	$3,467	$12,078	$19,322	$1,667	$43,244
Special Mention	442	0	0	353	1,931	49	2,775
Substandard	0	0	0	1,412	1,168	24	2,604
Total	$4,012	$3,140	$3,467	$13,843	$22,421	$1,740	$48,623
Current Period gross charge-off	$0	$0	$0	$0	$0	$0	$0
Residential Mortgage
Pass	$19,305	$29,303	$27,539	$12,625	$34,417	$0	$123,189
Special Mention	0	0	0	133	209	0	342
Substandard	0	0	2,916	1,870	90	0	4,876
Total	$19,305	$29,303	$30,455	$14,628	$34,716	$0	$128,407
Current Period gross charge-off	$0	$0	$0	$0	$0	$0	$0
Home equity
Pass	$939	$1,112	$80	$0	$44	$32,587	$34,762
Special Mention	0	0	0	0	0	158	158
Substandard	0	0	0	0	0	273	273
Total	$939	$1,112	$80	$—	$44	$33,018	$35,193
Current Period gross charge-off	$0	$0	$0	$0	$0	$0	$0

3. LOANS AND ALLOWANCE FOR CREDIT LOSSES (continued)

						Revolving Loans
						Amortized
	2024	2023	2022	2021	Prior	Cost Basis	Total
Consumer - Other
Pass	$124	$162	$176	$115	$2,863	$2,209	$5,649
Special Mention	0	0	0	0	0	0	0
Substandard	5	20	1	18	119	33	196
Total	$129	$182	$177	$133	$2,982	$2,242	$5,845
Current Period gross charge-off	$7	$0	$0	$0	$13	$52	$72
Obligations of state & political subdivisions
Pass	$0	$0	$0	$0	$7,588	$0	$7,588
Special Mention	0	0	0	0	0	0	0
Substandard	0	0	0	0	0	0	0
Total	$0	$0	$0	$0	$7,588	$0	$7,588
Current Period gross charge-off	$0	$0	$0	$0	$0	$0	$0
Totals	$55,427	$73,756	$52,615	$53,242	$104,259	$53,264	$392,563
Current period gross charge-off totals	$7	$0	$0	$0	$13	$52	$72

3. LOANS AND ALLOWANCE FOR CREDIT LOSSES (continued)

Nonperforming loans

The following tables present the amortized cost basis of loans by loan portfolio class on nonaccrual status and loans past due over  90 days still accruing interest (in thousands):

				Loans Past
				Due Over 90
	Nonaccrual	Nonaccrual	Total	Days Still	Total
September 30, 2025	with no ACL	with ACL	Nonaccrual	Accruing	Nonperforming
Commercial real estate	$507	$0	$507	$0	$507
Commercial real estate construction	400	0	400	0	400
Commercial and industrial	30	0	30	0	30
Agricultural	519	0	519	0	519
Residential mortgage	147	307	454	0	454
Home equity	195	0	195	0	195
Consumer - Other	80	66	146	0	146
Total	$1,878	$373	$2,251	$0	$2,251

				Loans Past
				Due Over 90
	Nonaccrual	Nonaccrual	Total	Days Still	Total
December 31, 2024	with no ACL	with ACL	Nonaccrual	Accruing	Nonperforming
Commercial and industrial	$73	$42	$115	$0	$115
Agricultural	867	0	867	0	867
Residential mortgage	90	0	90	0	90
Home equity	223	50	273	0	273
Consumer - Other	29	164	193	0	193
Total	$1,282	$256	$1,538	$0	$1,538

3. LOANS AND ALLOWANCE FOR CREDIT LOSSES (continued)

The performance and credit quality of the loan portfolio is also monitored by analyzing the age of the loans receivable as determined by the length of time a recorded payment is past due. The following tables present the classes of the loan portfolio summarized by the past due status as of September 30, 2025 and December 31, 2024 ( in thousands):

			Greater
	30-59 Days	60-89 Days	than 90	Total Past	Current	Total Loans
As of September 30, 2025	Past Due	Past Due	Days	Due	Loans	Receivable
Commercial real estate	$454	$967	$0	$1,421	$129,259	$130,680
Commercial real estate construction	0	0	400	400	21,454	21,854
Commercial and industrial	243	129	0	372	20,318	20,690
Acquisition, construction & development	0	0	0	0	215	215
Agricultural	2,056	1,483	454	3,993	42,629	46,622
Residential mortgage	1,428	266	85	1,779	132,198	133,977
Home equity	401	19	27	447	33,138	33,585
Consumer - Other	76	44	63	183	4,422	4,605
Obligations of state & political subdivisions	0	0	0	0	7,831	7,831
Total	$4,658	$2,908	$1,029	$8,595	$391,464	$400,059

			Greater
	30-59 Days	60-89 Days	than 90	Total Past	Current	Total Loans
As of December 31, 2024	Past Due	Past Due	Days	Due	Loans	Receivable
Commercial real estate	$35	$538	$0	$573	$130,304	$130,877
Commercial real estate construction	0	0	0	0	13,415	13,415
Commercial and industrial	324	0	0	324	22,076	22,400
Acquisition, construction & development	0	0	0	0	215	215
Agricultural	380	474	866	1,720	46,903	48,623
Residential mortgage	961	106	0	1,067	127,340	128,407
Home equity	17	58	149	224	34,969	35,193
Consumer - Other	103	58	66	227	5,618	5,845
Obligations of state & political subdivisions	0	0	0	0	7,588	7,588
Total	$1,820	$1,234	$1,081	$4,135	$388,428	$392,563

Borrowers Having Financial Difficulty

Consistent with accounting and regulator guidance, the Corporation recognizes when a borrower is having financial difficulty and determines if certain modifications are necessary. The Corporation may, for economic or legal reasons related to a borrower’s financial difficulties, grant a concession to the borrower that would not normally be considered. Regardless of the form of concession granted, the Corporation’s objective in offering a modification is to increase the probability of repayment of the borrower’s loan. There were no modifications to borrowers experiencing financial difficulties during the nine months ended September 30, 2025 or the year ended December 31, 2024.

Foreclosed Assets Held for Sale

At September 30, 2025, there were no consumer mortgage loans and at December 31, 2024, there were five consumer mortgage loans totaling $339,000, respectively, in the process of foreclosure.

Loans Held For Sale

Included in residential loans are $1,031,000 at September 30, 2025 and $105,000 at December 31, 2024 of loans held for sale.

4. DEPOSITS

Major classifications of deposits at September 30, 2025 and December 31, 2024 consisted of:

(In Thousands)	2025	2024
Demand Deposits	$30,360	$27,624
Interest-bearing demand deposits	149,945	142,890
Savings & Money Markets	198,909	212,567
Time deposits	121,823	104,916
Total	$501,037	$487,997

Time deposits that meet or exceed the FDIC insurance limit of $250,000 at September 30, 2025 and December 31, 2024 were $21,315,000 and $18,718,000, respectively.

At September 30, 2025, the scheduled maturities of time deposits are as follows:

(In Thousands)
2025	$38,652
2026	76,623
2027	2,872
2028	1,743
2029	1,417
2030	516
Total	$121,823

5. OTHER BORROWINGS

Other borrowings are summarized as follows:

(In Thousands)	September 30,	December 31,
	2025	2024
Federal Home Loan Bank of Pittsburgh ("FHLB"): Line of Credit (1)	$0	$60,200
Fixed-rate at 4.533%, maturing 10/01/2025	45,800	0
Atlantic Community Bankers Bank ("ACBB"): Line of Credit (2)	0	2,000
Total	$45,800	$62,200

The borrowings with the FHLB are secured by the Corporation's FHLB stock, U.S. government agency and mortgage-backed securities, and first mortgage loans under a collateral pledge and security agreement. The borrowings with the ACBB were secured by Susquehanna Community Bank stock.

(1) The Corporation had an open-ended $96,500,000 line of credit at a variable interest rate. Related information for this short-term borrowing during the nine-months ended September 30, 2025 and 2024 is summarized as follows (in thousands):

	2025	2024
Average balance outstanding during the period	$47,921	$60,673
Maximum amount outstanding at any month end	76,500	67,000
Weighted average interest rate at period end	N/A	5.18%
Average interest rate during the period	4.75%	5.66%

(2) The Corporation had an open-ended $2,000,000 line of credit at a variable interest rate. Related information for the nine months ended September 30, 2025 and 2024 is as follows (in thousands):

	2025	2024
Average balance outstanding during the period	$2,000	$1,697
Maximum amount outstanding at any month end	2,000	2,000
Weighted average interest rate at period end	N/A	9.00%
Average interest rate during the period	7.99%	9.00%

The line of credit with ACBB was terminated, effective September 30, 2025.

6. FAIR VALUE MEASUREMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

The Corporation measures certain assets at fair value on a recurring basis.  Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date.

GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value.  The hierarchy prioritizes the inputs used in determining valuations into three levels.  The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.  The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Corporation for identical assets.  These generally provide the most reliable evidence and are used to measure fair value whenever available.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable either directly or indirectly for substantially the full term of the asset through corroboration with observable market data.  Level 2 inputs include quoted market prices in active markets for similar assets, quoted market prices in markets that are not active for identical or similar assets and other observable inputs.

Level 3 - Fair value is based on significant unobservable inputs.  Examples of valuation methodologies that would result in level 3 classification included option pricing models, discounted cash flows and other similar techniques.

Assets measured at fair value on a recurring basis and the valuation methods used at September 30, 2025 and December 31, 2024 are as follows:

	September 30, 2025
	Quoted Prices	Other Observable	Unobservable
	in Active Markets	Inputs	Inputs	Total
(In Thousands)	(Level 1)	(Level 2)	(Level 3)	Fair Value
AVAILABLE-FOR-SALE DEBT SECURITIES:
U.S. Treasury Securities	$1,959	$0	$0	$1,959
U.S. Government agency and sponsored agency securities	0	27,219	0	27,219
Mortgage-backed securities	0	55,214	0	55,214
Obligations of states and political subdivisions	0	60,727	0	60,727
Corporate debt securities	0	3,124	0	3,124
Total available-for-sale debt securities	$1,959	$146,284	$0	$148,243
Marketable equity securities	$37	$0	$0	$37

6. FAIR VALUE MEASUREMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

	December 31, 2024
	Quoted Prices	Other Observable	Unobservable
	in Active Markets	Inputs	Inputs	Total
(In Thousands)	(Level 1)	(Level 2)	(Level 3)	Fair Value
AVAILABLE-FOR-SALE DEBT SECURITIES:
U.S. Treasury Securities	$1,902	$0	$0	$1,902
U.S. Government agency and sponsored agency securities	0	28,710	0	28,710
Mortgage-backed securities	0	57,565	0	57,565
Obligations of states and political subdivisions	0	60,849	0	60,849
Corporate debt securities	0	6,032	0	6,032
Total available-for-sale debt securities	$1,902	$153,156	$0	$155,058
Marketable equity securities	$915	$0	$0	$915

The Corporation made no transfers between levels in 2025 or 2024.

Assets measured at fair value on a nonrecurring basis and the valuation methods used at September 30, 2025 and December 31, 2024 are as follows (in thousands):

	Quoted Prices	Other Observable	Unobservable
	in Active Markets	Inputs	Inputs	Total
September 30, 2025	(Level 1)	(Level 2)	(Level 3)	Fair Value
Collateral-dependent loans	$0	$0	$721	$721
Other real estate owned	$0	$0	$50	$50

	Quoted Prices	Other Observable	Unobservable
	in Active Markets	Inputs	Inputs	Total
December 31, 2024	(Level 1)	(Level 2)	(Level 3)	Fair Value
Collateral-dependent loans	$0	$0	$138	$138

The following table presents additional quantitative information about assets measured at fair value on a nonrecurring basis and for which the Corporation has utilized Level 3 inputs to determine fair value (in thousands):

	Fair Value	Valuation	Unobservable	Range
September 30, 2025	Estimates	Technique	Input	(Weighted Average)
Collateral dependent loans	$721	Appraisal of Collateral (1)	Appraisal Adjustments (2)	0% -100%
			Liquidation Expenses (2)	0% -35%
Other real estate owned	50	Appraisal of Collateral (1)	Appraisal Adjustments (2)	28%
			Liquidation Expenses (2)	7%

	Fair Value	Valuation	Unobservable	Range
December 31, 2024	Estimates	Technique	Input	(Weighted Average)
Collateral dependent loans	$138	Appraisal of Collateral (1)	Appraisal Adjustments (2)	0% -100%
			Liquidation Expenses (2)	0% -35%

(1) Fair value is generally determined through independent appraisals of the underlying collateral, which generally include various Level 3 inputs which are not observable.

(2) Appraisals may be adjusted for qualitative factors such as economic conditions and estimated liquidation expenses.  The range of liquidation expenses and other appraisal adjustments are presented as a percentage of the appraisal.

6. FAIR VALUE MEASUREMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

GAAP requires disclosure of fair value information about financial instruments.  In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows.  In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. GAAP excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented are not intended to and do not represent the underlying value of the Corporation.

The estimated fair values of the Corporation's financial instruments not carried at fair value are as follows at September 30, 2025 and December 31, 2024 (in thousands):

	Valuation	September 30, 2025		December 31, 2024
	Method (s)	Carrying	Fair	Carrying	Fair
	Used	Amount	Value	Amount	Value
Financial assets:
Cash and due from banks	Level 1	$6,080	$6,080	$5,549	$5,549
Restricted investments in bank stock	Level 2	7,275	7,275	6,210	6,210
Loans, net	Level 3	396,851	388,997	389,126	369,958
Accrued interest receivable	Level 2	3,028	3,028	2,742	2,742
Mortgage servicing rights (included in Other Assets)	Level 3	504	952	538	972

Financial liabilities:
Deposits	Level 2	501,037	433,321	487,997	418,542
Other borrowings	Level 2	45,800	45,800	62,200	62,200
Accrued interest payable	Level 2	1,537	1,537	1,035	1,035

7. ACCUMULATED OTHER COMPREHENSIVE LOSS

The following table presents the changes in accumulated other comprehensive loss by component net of tax for the nine months ended September 30, 2025 and 2024:

(Dollars in thousands)

	Pretax	Tax Effect	After-tax
Nine Months Ended September 30, 2025
Balance, beginning of period	$(23,807)	$4,999	$(18,808)
Unrealized holding gain on available-for-sale securities arising during the period	6,501	(1,365)	5,136
Total other comprehensive income	6,501	(1,365)	5,136
Balance, end of period	$(17,306)	$3,634	$(13,672)

Nine Months Ended September 30, 2024
Balance, beginning of period	$(21,670)	$4,551	$(17,119)
Unrealized holding gain on available-for-sale securities arising during the period	4,091	(859)	3,232
Total other comprehensive income	4,091	(859)	3,232
Balance, end of period	$(17,579)	$3,692	$(13,887)

8. DERIVATIVE FINANCIAL INSTRUMENT

At December 31, 2024, the Corporation was a party to an interest rate swap agreement with a third party.  The interest rate swap agreement was part of a fair value hedge of a closed pool of the Corporation’s fixed-rate securities.  The notional amount of the interest rate swap was $50,000,000 at December 31, 2024.

In the nine-month period ended September 30, 2025, the interest rate swap was terminated, resulting in a loss of $205,000 that is included in other income in the unaudited Consolidated Statement of Income.

At September 30, 2025, the Corporation was not a party to any derivative financial instruments.

9. BUSINESS COMBINATION – MERGER WITH CITIZENS & NORTHERN CORPORATION

On April 23, 2025, Citizens & Northern Corporation (“C&N”) and Susquehanna Community Financial, Inc. announced the signing of an Agreement and Plan of Merger. Effective October 1, 2025, the merger was completed. Under the terms of the Agreement and Plan of Merger, Susquehanna Community Financial, Inc. merged with and into C&N, with C&N remaining as the surviving entity and Susquehanna Community Bank merged with and into Citizens & Northern Bank (C&N’s wholly-owned banking subsidiary) with Citizens & Northern Bank as the surviving entity.

At the effective time of the merger, Susquehanna Community Financial, Inc.’s shareholders became entitled to exchange each share of Susquehanna common stock owned for 0.80 shares of C&N common stock.

In the nine months ended September 30, 2025, the Corporation incurred pre-tax merger-related expenses of $1,460,000, including investment banking, legal and other professional expenses and compensation-related expense.